Before you invest, please review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the prospectus and other information at www.arielinvestments.com/prospectus-and-reports. You may also obtain this information at 800.292.7435 or email@arielinvestments.com. The Fund’s full prospectus and statement of additional information, dated February 1, 2015, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

Ariel Fund pursues long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

The table below describes fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees
(fees paid directly from your investment)

	Investor Class	Institutional Class
Maximum sales charge (load) imposed on purchases	None	None
Maximum deferred sales charge (load)	None	None
Maximum sales charge (load) imposed on reinvested dividends	None	None
Redemption fees	None	None

Annual fund operating expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Institutional Class
Management fees	0.58%	0.58%
Distribution and service (12b-1) fees	0.25%	None
Other expenses	0.20%	0.14%
Total annual fund operating expenses	1.03%	0.72%

The following example illustrates the expenses you would pay on a $10,000 investment in Ariel Fund. It assumes the Fund earned an annual return of 5% each year, the Fund’s operating expenses remain the same and that you redeem your shares at the end of each time period. The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual expenses may be greater or less than the amounts shown.
Expense example

	Investor Class	Institutional Class
1-year	$105	$74
3-year	$328	$230
5-year	$569	$401
10-year	$1,259	$894

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher turnover rates may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

Ariel Fund invests in small/mid-sized undervalued companies that show strong potential for growth. The Fund invests primarily in equity securities of U.S. companies and the Fund generally will have a weighted average market capitalization between $1 billion and $7.5 billion. The Fund will not hold stocks that fall within the top two quintiles of the Russell U.S. equity indexes (a comprehensive representation of market-cap weighted security indexes of the investable U.S. equity market) and if such stock falls within the top two quintiles, it will be sold by the end of the following quarter.

The essence of the Fund’s strategy is a combination of patience and stock selection. The Fund seeks to hold investments for a relatively long period of time — generally five years.

The Fund seeks to invest in quality companies in industries in which Ariel Investments, LLC (“Ariel” or the “Adviser”) has expertise including the financial services and consumer discretionary sectors. The Fund only buys when Ariel believes that these companies are selling at excellent values.

Quality companies typically share several attributes that Ariel believes will result in capital appreciation over time: high barriers to entry, sustainable competitive advantages, predictable fundamentals that allow for double-digit earnings growth, skilled management teams and solid financials. Ariel’s strategy to focus on a limited number of names and industries is designed to add value in areas in which it has expertise. We believe this approach creates a portfolio of well-researched stocks. As disciplined value investors, we make opportunistic purchases when great companies are temporarily out of favor—generally seeking to invest in companies that are trading at a low valuation relative to potential earnings and/or a low valuation relative to intrinsic worth. We will sell a stock if its valuation reaches our private market value, as determined by the Adviser, if a better opportunity for investment presents itself, or if there are material changes to a company’s fundamentals.

The Fund does not invest in companies whose primary source of revenue is derived from the production or sale of tobacco products or the manufacture of handguns. We believe these industries are more likely to face shrinking growth prospects, draining litigation costs and legal liability that cannot be quantified.

Ariel Fund is a diversified fund that will generally hold between 25–45 securities in its portfolio.

PRINCIPAL RISKS

Although Ariel makes every effort to achieve the Fund’s objective of long-term capital appreciation, Ariel cannot guarantee it will attain that objective. You could lose money by investing in this Fund. The principal risks of investing in the Fund are:

●
Small and medium capitalization stocks held by the Fund could fall out of favor and returns would subsequently trail returns from the overall stock market. The performance of such stocks could also be more volatile. Small and medium capitalization stocks often have less predictable earnings, more limited product lines and markets and more limited financial and management resources than large capitalization stocks.

●	The general level of stock prices could decline.

●	The intrinsic value of the stocks in which the Fund invests may never be recognized by the broader market.

●
The Fund often invests a significant portion of its assets in companies within the financial services and consumer discretionary sectors and its performance may suffer if these sectors underperform the overall stock market.

You should consider investing in the Fund if you are looking for long-term capital appreciation and are willing to accept the associated risks.

PERFORMANCE

The bar chart below and the table on the following page show two aspects of the Fund: variability and performance. The bar chart shows the variability of the Fund’s Investor Class annual total returns over time by showing changes in the Fund’s Investor Class performance from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of the S&P 500® Index, a broad measure of market performance, and indices that reflect the market sectors in which the Fund invests. The bar chart and table provide some indication of the risks of investing in the Fund. To obtain updated performance information, visit the Fund’s website at arielinvestments.com or call 800.292.7435. The Fund’s past performance, before and after taxes, is not necessarily an indication of its future performance.

Total return for the year ended December 31

2	SUMMARY PROSPECTUS

Average annual total returns as of December 31, 2014
				Since inception
	1-year	5-year	10-year	(11/06/86)
Investor Class return before taxes	10.95%	16.62%	7.16%	11.81%
Investor Class return after taxes on distributions	7.73%	15.86%	6.43%	10.34%
Investor Class return after taxes on distributions and sale of fund shares	8.80%	13.47%	5.78%	9.81%
Institutional Class return before taxes1	11.29%	16.84%	7.26%	11.85%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	13.69%	15.45%	7.67%	10.35%
Russell 2500TM Value Index (reflects no deductions for fees, expenses or taxes)	7.11%	15.48%	7.91%	11.61%
Russell 2000® Value Index (reflects no deductions for fees, expenses or taxes)	4.22%	14.26%	6.89%	10.88%

1
The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Investor Class, for such period of time), without any adjustments.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and are not relevant if Fund shares are held in tax-deferred arrangements, such as Individual Retirement Accounts (“IRAs”).

INVESTMENT ADVISER

Ariel Investments, LLC is the investment adviser to the Fund.

PORTFOLIO MANAGERS

John W. Rogers, Jr., Lead Portfolio Manager since inception on November 6, 1986.

John P. Miller, CFA, Portfolio Manager since 2006.

Kenneth E. Kuhrt, CPA, Portfolio Manager since December 2011.

PURCHASE AND SALE OF FUND SHARES

Investors may purchase, redeem or exchange Fund shares on any business day by written request, via online, by telephone or through a financial intermediary. Investors may also purchase or redeem Fund shares by wire transfer. You may conduct transactions by mail (Ariel Investment Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701, for regular mail, or 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202-5207, for overnight service), online at arielinvestments.com or by telephone at 800.292.7435. Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact the intermediary directly. The minimum initial investment for Investor Class shares is $1,000. The minimum initial investment for Institutional Class shares is $1,000,000. The minimum subsequent investment in the Fund for all share classes is $100.
TAX INFORMATION

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a financial adviser or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ARIEL FUND	3

Ariel Investment Trust

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

800.292.7435 toll-free

arielinvestments.com
Follow us on Twitter @ArielFunds

Slow and steady wins the race.	ARIEL FUND SUMPRO (51,000) ©02/15 AI–05